UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) February 19, 2008
                                           -----------------

                           Moller International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

        CALIFORNIA                                              68-0006075
      ---------------              ---------------              ----------
      (State or other                (Commission               (IRS Employer
       jurisdiction                  File Number)           Identification No.)
     of incorporation

        1222 RESEARCH PARK DRIVE, DAVIS CA                     95618
     ----------------------------------------                ----------
     (Address of principal executive offices)                (Zip Code)


                       Telephone Number:  (530) 756-5086
           ----------------------------------------------------------
         (Former name or former address, if changed since last report)


8.01  Other Events

On February 14, 2008, Moller International (the "Company") filed NT 10-Q Accession number 0001157523-08-001399 requesting a 5-day extension to the required period for filing its Quarterly Report on Form 10-QSB for the period ended December 31, 2007.

The Company has experienced unexpected delays in completing the Form 10-QSB. This is the first major filing since engaging a new accounting firm, and providing that firm with all of the required information necessary to allow them to perform a thorough review of our finances and accounting procedures has taken longer than either party anticipated.

The Company and its new independent registered accounting firm, Reznick Group, are actively working together to complete the required steps to finalize the content of the Company's Form 10-QSB.

As a result of the delays, the Company is not able to file its Form 10-QSB by the prescribed extended filing date without unreasonable effort and expense. The Company currently anticipates that it will be able to file the Form 10-QSB on or before February 22, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Moller International I has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Paul S. Moller, President
-----------------------------
(Registrant)

Date:  February 19, 2008